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                                                                   EXHIBIT 10j10

Schedule identifying substantially identical agreement, between Fortune Brands, Inc. ("Fortune") and the following persons, to the Agreement constituting
Exhibit 10j9 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                                      Name
                                      ----
                                 Mark Hausberg